EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Amendment No. 1 to Form 10-K, into the Company's previously filed registration statements on Form S-3 (File No.'s 333-44367, 333-95333, 333-53656 and 333-73680) and Form S-8 (File No.'s
33-95194, 33-95192, 33-98688, 333-35540, 333-76656 and 333-76658).


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------

Boston, Massachusetts,
January 17, 2002